Exhibit 10.11.1

SECOND ASSIGNMENT OF AND THIRD AMENDMENT TO CRANE RELOCATION AGREEMENT

This SECOND ASSIGNMENT AND THIRD AMENDMENT TO CRANE RELOCATION AGREEMENT (“Second Assignment”) is made effective as of the 5th day of July, 2005, by and between SL SERVICE, INC. (f/k/a SEA-LAND SERVICE, INC.) (“Assignor”), HORIZON LINES, LLC (“Assignee”), MATSON NAVIGATION COMPANY, INC. (“Matson”) and the PORT AUTHORITY OF GUAM (the “Port”), a public corporation and autonomous instrumentality of the Government of Guam.

R E C I T A L S:

WHEREAS, Assignor, American President Lines, Ltd. (“APL”), and the Port are parties to that certain Crane Relocation Agreement (effective date August 20, 1992), whereby Assignor and APL agreed to relocate from Subic Bay, Republic of the Philippines, to Guam a 40 LT Hitachi Container handling gantry crane (the “Subic Crane”), now jointly owned by Assignor and Matson (effective January 31, 1996, Matson became APL’s Assignee and successor in interest to the Crane Relocation Agreement), and to subsequently cooperate in the installation, operation and maintenance of the Subic Crane.

WHEREAS, pursuant to separate written agreements entered into by Assignor and Assignee herein, Assignor herein agreed to sell to Assignee herein and Assignee agreed to purchase from Assignor certain of Assignor’s assets in Guam, including Assignor’s interest in the Subic Crane.

SECOND ASSIGNMENT AND DELEGATION OF

CRANE RELOCATION AGREEMENT

Assignor assigns to Assignee all of Assignor’s rights in and to the Crane Relocation Agreement, and Assignor delegates to Assignee all of Assignor’s obligations under the Crane Relocation Agreement, and Assignee does hereby accept said assignment and delegation, and agrees to be bound by, and to perform, all duties and obligations of Assignor under the terms and provisions of the Crane Relocation Agreement.

THIRD AMENDMENT TO

CRANE RELOCATION AGREEMENT

Assignor, Assignee, Matson, and the Port herein agree to further amend the Crane Relocation Agreement as follows:

(1) Article 1 shall be amended to read as follows:

ARTICLE 1. FULL NAME OF AGREEMENT

This Agreement shall be known as the Crane Relocation Agreement between American President Lines, Ltd. and Sea-Land Service, Inc., as initial co-owners (the “Initial Owners”), and Matson Navigation Company, Inc. and Horizon Lines, LLC as successor co-owners (“Subsequent Owners”) (the Initial Owners and the Subsequent Owners, jointly the “Owners”) on the one hand, and the Port Authority of Guam (the ‘Port”) on the other hand (the “Third Amended Crane Relocation Agreement”).

(2) Article 3 shall be amended as follows:

ARTICLE 3. PARTIES TO THE THIRD AMENDED CRANE

RELOCATION AGREEMENT

1.	Horizon Lines, LLC
1010 Cabras Highway
Piti, Guam 96915

2.	Matson Navigation Company, Inc.
555 12th Street
Oakland, California 94601

3.	The Port Authority of Guam
1026 Cabras Highway, Suite 201
Commercial Port
Piti, Guam 96915

(3) Article 6 shall be amended as follows:

ARTICLE 6. OFFICIALS OF THE THIRD AMENDED CRANE RELOCATION

AGREEMENT AND DELEGATION OF AUTHORITY

For Matson:	G.J. North
Senior Vice President

For Horizon;	Mar Labrador
General Manager

For the Port:	Joseph Mesa
General Manager

(4) Whenever the term “Sea-Land” is used in the Crane Relocation Agreement, it shall be amended to read “Horizon Lines.”

(5) Where “Owner” or “Owners” appears in the Crane Relocation Agreement, such terms shall be deemed to refer to Horizon Lines and/or Matson, as the context may require.

(6) Except as herein or previously amended, the Crane Relocation Agreement shall continue to be in full force and effect in accordance with its terms.

MISCELLANEOUS

1. Entire Agreement. “With the exception of any separate written agreements entered into to cause the assignment of Assignor’s rights and obligations to Assignee, this Second Assignment Of and Third Amendment To Crane Relocation Agreement (“Second Assignment and Third Amendment”) represents the entire agreement of the parties with respect to its subject matter and supersedes any other agreement, negotiation or discussion, whether oral or written, of the parties relating to the Crane Relocation Agreement. This Second Assignment and Third Amendment cannot be amended except by a writing executed by the parties hereto.

2. Governing Law. This Second Assignment and Third Amendment shall be governed and construed in accordance with the laws of the Territory of Guam.

3. Counterparts. This Second Assignment and Third Amendment may be executed simultaneously in two or more counterparts each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

4. This Second Assignment and Third Amendment shall be filed with the Federal Maritime Commission.

IN WITNESS WHEREOF, the parties hereto have caused this Second Assignment and Third Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

ASSIGNOR:		ASSIGNEE:

SL SERVICE, INC.		HORIZON LINES, LLC.
(f/k/a SEA-LAND SERVICE, INC.)

By:		By:
Title:		Title:	Gen Mgr
Dated:		Dated:	11/19/04

MATSON NAVIGATION-COMPANY, INC.		PORT AUTHORITY OF GUAM

By:		By:
Title:	Senior V.P. and General Counsel	Title:	Joseph F. Mesa General Manager
Dated:	3-14-05	Dated:

CONSENT

Matson and the Port consent to the assignment by SL Service, Inc. (f/k/a Sea-Land Service, Inc.) to Horizon Lines, LLC of SL Service, Inc.’s right, title and interest in and to the Crane Relocation Agreement, the assignment and delegation of all SL Service, Inc.’s rights, obligations, responsibilities and liabilities under the Crane Relocation Agreement as set forth in the foregoing instrument, and Horizon Lines’ acceptance and assumption of such assignment and delegation.

MATSON NAVIGATION COMPANY, INC.		PORT AUTHORITY OF GUAM

By:		By:
Title:	Senior V.P. and General Counsel	Title:	Joseph F. Mesa General Manager
Dated:	3-14-05	Dated: